Commitments and Contingencies	9 Months Ended	12 Months Ended
	Mar. 31, 2016	Jun. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 15—Commitments and Contingencies

The Company is involved in various proceedings, legal actions and claims arising in the normal course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. The Company records amounts for losses that are deemed to be probable and subject to reasonable estimate. The Company does not anticipate losses as a result of these proceedings that would materially affect the Company’s consolidated financial statements.

Note 18—Commitments And Contingencies

The Company participates in multiple collective bargaining agreements with various unions, which provide specified benefits to certain union employees. Approximately 7% of the Company’s employees in North America are unionized and approximately 72% of the Company’s employees in Europe are members of a union or works counsel or otherwise covered by labor agreements. The collective bargaining contract agreements with the various unions are set to expire at various dates between 2015 and 2017, at which time, the Company expects to negotiate a renewal of the agreements.

The Company is involved in various proceedings, legal actions and claims arising in the normal course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. The Company records amounts for losses that are deemed to be probable and subject to reasonable estimate. The Company does not anticipate losses as a result of these proceedings that would materially affect the Company’s consolidated financial statements.